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                                                                   EXHIBIT 10.1

                                1999 EQUITY PLAN
                                FOR EMPLOYEES OF
                     ALLIANCE IMAGING, INC. AND SUBSIDIARIES

1.       PURPOSE OF PLAN

         The 1999 Equity Plan for Employees of Alliance Imaging, Inc. and Subsidiaries (the "Plan") is designed:

                  (a) to promote the long term financial interests and growth of Alliance Imaging, Inc. (the "Company") and its Subsidiaries by attracting and retaining management and personnel with the training, experience and ability to enable them to make a substantial contribution to the success of the Company's business;

                  (b) to motivate personnel by means of growth-related incentives to achieve long range goals; and

                  (c) to further the identity of interests of participants with those of the stockholders of the Company through opportunities for stock or stock-based ownership in the Company.

2.       DEFINITIONS

         As used in the Plan, the following words shall have the following meanings:

                  (a) "Affiliate" shall mean (i) with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person, and (ii) with respect to the Company, also any entity designated by the Board of Directors of the Company in which the Company or one of its Affiliates has an interest, and (iii) with respect to Kohlberg Kravis Roberts & Co., L.P. ("KKR"), also any Affiliate of any partner of KKR. For purposes of this Plan, "Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature, and "control" shall have the meaning given such term under Rule 405 of the Securities Act.

                  (b) "Board of Directors" means the Board of Directors of the Company.

                  (c) "Committee" means the Compensation Committee of the Board of Directors or another committee of the Board designated by the Board to administer the Plan.

                  (d) "Common Stock" or "Share" means $.01 par value common stock of the Company.

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                  (e) "Employee" means a person, including an officer, in the regular full-time employment of the Company or one of its Subsidiaries.

                  (f) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (g) "Fair Market Value" means such value of a Share as reported for stock exchange transactions and/or determined in accordance with any applicable resolutions or regulations of the Committee in effect at the relevant time.

                  (h) "Grant" means a Non-Qualified Stock Option award made to a Participant pursuant to the Plan and described in Section 5.

                  (i) "Grant Agreement" means an agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to a Grant.

                  (j) "Participant" means an Employee, consultant, or other person having a unique relationship with the Company or one of its Subsidiaries, to whom one or more Grants have been made and such Grants have not all been forfeited or terminated under the Plan; provided, however, a non-employee director of the Company or one of its Subsidiaries may not be a Participant.

                  (k) "Securities Act" means the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder.

                  (l) "Stock Options" means the "Non-Qualified Stock Options" described in Section 5.

                  (m) "Subsidiary" means any corporation (or other entity) other than the Company in an unbroken chain of entities beginning with the Company if each of the entities, or group of commonly controlled entities, other than the last entity in the unbroken chain, then owns stock (or other equity interest) possessing 50% or more of the total combined voting power of all classes of equity in one of the other entities in such chain.

3.       ADMINISTRATION OF PLAN

                  (a) The Plan shall be administered by the Committee. The members of the Committee shall consist solely of individuals who are both "non-employee directors" as defined by Rule 16b-3 promulgated under the Exchange Act and "outside directors" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), to the extent that the Company and its Employees are subject to Section 16 of the Exchange Act or Section 162(m) of the Code. The Committee may adopt its own rules of procedure, and the action of a majority of the Committee, taken at a meeting or taken without a meeting by a writing signed by such majority, shall constitute action by the Committee. The Committee shall have the power, authority and the discretion to administer,


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         construe and interpret the Plan and Grant Agreements, to make rules for carrying out the Plan and to make changes in such rules. Any such interpretations, rules, and administration shall be made and done in good faith and consistent with the basic purposes of the Plan.

                  (b) The Committee may delegate to the Chief Executive Officer and to other senior officers of the Company its duties under the Plan subject to such conditions and limitations as the Committee shall prescribe except that only the Committee may designate and make Grants to Participants who are subject to Section 16 of the Exchange Act or
         Section 162(m) of the Code.

                  (c) The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company, and the officers and directors of the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons. Subject to the terms and conditions of this Plan and any applicable Grant Agreement, all actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Grants, and all members of the Committee shall be fully protected by the Company with respect to any such action, determination or interpretation.

4.       ELIGIBILITY

         The Committee may from time to time make Grants under the Plan to such Employees, consultants, or other persons having a unique relationship with the Company or any of its Subsidiaries, and in such form and having such terms, conditions and limitations as the Committee may determine. No Grants may be made under this Plan to non-employee directors of the Company or any of its Subsidiaries. Grants may be granted singly, in combination or in tandem. The terms, conditions and limitations of each Grant under the Plan shall be set forth in a Grant Agreement, in a form approved by the Committee, consistent, however, with the terms of the Plan; provided, however, such Grant Agreement shall contain provisions dealing with the treatment of Grants in the event of the termination, death or disability of the Participant, and may also include provisions concerning the treatment of Grants in the event of a change of control of the Company.

5.       GRANTS

         From time to time, the Committee will grant options to purchase Common Stock which are not "incentive stock options," within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. At the time of grant, the Committee shall determine, and shall have specified in the Grant Agreement or other Plan rules, the option exercise period, the option exercise price, and such other conditions or restrictions on the grant or exercise of the Stock Option as the Committee deems appropriate. In addition to other restrictions contained in the Plan and Grant Agreement, Stock Options granted under this
Section 5 (i) may not be exercised more than 10 years after the date granted


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and (ii) may not have an option exercise price less than 85% of the Fair
Market Value of Common Stock on the date the option is granted. Payment of the option exercise price shall be made in cash or, with the consent of the Committee, in shares of Common Stock (including shares acquired by contemporaneous exercise of other Stock Options), or a combination thereof, in accordance with the terms of the Plan, the Grant Agreement and any applicable guidelines of the Committee in effect at the time.

6.       LIMITATIONS AND CONDITIONS

                  (a) The number of Shares available for Grants under this Plan shall be 632,500 shares of the authorized Common Stock as of the effective date of the Plan. Unless restricted by applicable law, Shares related to Grants that are forfeited, terminated, canceled or expire unexercised, shall immediately become available for Grants.

                  (b) No Grants shall be made under the Plan beyond ten years after the effective date of the Plan, but the terms of Grants made on or before the expiration thereof may extend beyond such expiration. At the time a Grant is made or amended or the terms or conditions of a Grant are changed, the Committee may provide for limitations or conditions on such Grant.

                  (c) Nothing contained herein shall affect the right of the Company or any Subsidiary to terminate any Participant's employment at any time or for any reason.

                  (d) Except as otherwise prescribed by the Committee, the amounts of the Grants for any employee of a Subsidiary, along with interest, dividends, and other expenses accrued on deferred Grants shall be charged to the Participant's employer during the period for which the Grant is made. If the Participant is employed by more than one Subsidiary or by a combination of the Company and a Subsidiary during the period for which the Grant is made, the Participant's Grant and related expenses will be allocated between the companies employing the Participant in a manner prescribed by the Committee.

                  (e) Other than as specifically provided by will or by the applicable laws of descent and distribution or the terms of any applicable trust, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to do so shall be void. No such benefit shall, prior to receipt thereof by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements, or torts of the Participant.

                  (f) Participants shall not be, and shall not have any of the rights or privileges of, stockholders of the Company in respect of any Shares purchasable or otherwise acquired in connection with any Grant unless and until certificates representing any such Shares have been issued by the Company to such Participants; provided however that no delay in the issuance of certificates due to


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         be issued hereunder representing any such Shares shall operate to impair or prejudice any Participant's rights to participate in a corporate transaction providing for the disposition of such Shares.

                  (g) No election as to benefits or exercise of Stock Options or other rights may be made during a Participant's lifetime by anyone other than the Participant except by a legal representative appointed for or by the Participant.

                  (h) Absent express provisions to the contrary, no Grant under this Plan shall be deemed "compensation" for purposes of computing benefits or contributions under any retirement plan of the Company or its Subsidiaries and shall not affect any benefits under any other benefit plan of any kind or subsequently in effect under which the availability or amount of benefits is related to level of compensation. This Plan is not a "Pension Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

                  (i) Unless the Committee determines otherwise, no benefit or promise under the Plan shall be secured by any specific assets of the Company or any of its Subsidiaries, nor shall any assets of the Company or any of its Subsidiaries be designated as attributable or allocated to the satisfaction of the Company's obligations under the Plan.

                  (j) To the extent designated by the Committee, no Grant shall be effective unless and until it is approved by the stockholders of the Company holding more than 75% of the voting power of all outstanding Common Stock of the Company in accordance with the provisions of
         Section 280G(b)(5) of the Code.

7.       TRANSFERS AND LEAVES OF ABSENCE

         For purposes of the Plan, unless the Committee determines otherwise:
(a) a transfer of a Participant's employment without an intervening period of separation among the Company and any Subsidiary shall not be deemed a termination of employment, and (b) a Participant who is granted in writing a leave of absence shall be deemed to have remained in the employ of the Company or a Subsidiary during such leave of absence.

8.       ADJUSTMENTS

         In the event of any change in the outstanding Common Stock (including an exchange for cash) by reason of a stock split, reverse stock split, spin-off, stock dividend, stock combination or reclassification, recapitalization, reorganization, consolidation, merger, change of control, or similar event, the Committee shall adjust appropriately the number and kind of Shares subject to the Plan and available for or covered by Grants and Share prices related to outstanding Grants, and make such other revisions to outstanding Grants as it deems are equitably required.


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9.       MERGER, CONSOLIDATION, EXCHANGE, ACQUISITION, DISTRIBUTION, LIQUIDATION
         OR DISSOLUTION

         In its sole discretion, and on such terms and conditions as it deems appropriate, coincident with or after the grant of any Stock Option, the Committee may provide that such Stock Option cannot be exercised after the consummation of the merger or consolidation of the Company into another corporation, the exchange of all or substantially all of the assets of the Company for the securities of another corporation, the acquisition by another corporation of 80% or more of the Company's then outstanding shares of voting stock or the recapitalization, reclassification, liquidation or dissolution of the Company, or other adjustment or event which results in shares of Common Stock being exchanged for or converted into cash, securities or other property, and if the Committee so provides, it shall, on such terms and conditions as it deems appropriate in its absolute discretion, also provide, either by the terms of such Stock Option or by a resolution adopted prior to the consummation of such merger, consolidation, exchange, acquisition, recapitalization, reclassification, liquidation or dissolution, that, for some period of time prior to the consummation of such transaction or event, such Stock Option shall be exercisable as to all shares subject thereto, notwithstanding anything to the contrary herein (but subject to the provisions of Section 6(b)) and that, upon the consummation of such event, such Stock Option shall terminate and be of no further force or effect; provided, however, that the Committee may also provide, in its absolute discretion, that even if the Stock Option shall remain exercisable after any such event, from and after such event, any such Stock Option shall be exercisable only for the kind and amount of cash, securities and/or other property, or the cash equivalent thereof (net of any applicable exercise price), receivable as a result of such event by the holder of a number of shares of stock for which such Stock Option could have been exercised immediately prior to such event.

         In the event of a "spin-off" or other substantial distribution of assets of the Company which has a material diminutive effect upon the Fair Market Value of the Company's Common Stock, the Committee shall in its discretion make an appropriate and equitable adjustment to any Stock Option exercise price to reflect such diminution.

10.      AMENDMENT AND TERMINATION

         The Committee shall have the authority to make such amendments to any terms and conditions applicable to outstanding Grants as are consistent with this Plan provided that, except for adjustments under Section 8 or 9 hereof, no such action shall modify such Grant in a manner adverse to the Participant without the Participant's consent except as such modification is provided for or contemplated in the terms of the Grant. The Board of Directors may amend, suspend or terminate the Plan.

11.      WITHHOLDING TAXES

         The Company shall have the right to deduct from any cash payment made under the Plan any federal, state or local income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to deliver Shares upon the exercise of a Stock Option that the Participant pay to the Company such amount as may be requested by the Company for the purpose of satisfying any liability for such withholding taxes. Any Grant Agreement may provide that the Participant may elect, in accordance with any


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conditions set forth in such Grant Agreement, to pay a portion or all of such withholding taxes in shares of Common Stock (including shares acquired by contemporaneous exercise of other Stock Options).

12.      REGISTRATION

                  (a) If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act, or engaged in a Public Offering (as defined below), (i) the Company shall use reasonable efforts to register the Stock Options and the Common Stock to be acquired on exercise of the Stock Options on a Form S-8 Registration Statement or any successor to Form S-8 to the extent that such registration is then available with respect to such Stock Options and Common Stock and (ii) the Company will use reasonable efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission ("SEC") thereunder, to the extent required from time to time to enable the Participant to sell shares of Common Stock without registration under the Securities Act within the limitations of the exemptions provided under any applicable rule or regulation of the SEC. Notwithstanding anything contained in this
         Section 12, the Company may deregister under Section 12 of the Exchange Act if it is then permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder. Nothing in this Section 12 shall be deemed to limit in any manner any otherwise applicable restrictions on sales of Common Stock.

                  (b) As used herein the term "Public Offering" shall mean the sale of shares of Common Stock to the public pursuant to a registration statement under the Securities Act which has been declared effective by the SEC (other than a registration statement on Form S-8 or any other similar form) which results in an active trading market in the Common Stock.

13.      EFFECTIVE DATE AND TERMINATION DATES

         The Plan shall be effective on and as of the date of its approval by the stockholders of the Company and shall terminate ten years later, subject to earlier termination by the Board of Directors pursuant to Section 10.

                               * * * * * * * * * *


         I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Alliance Imaging, Inc. and approved by the shareholders of the Company on November 2, 1999. Executed on this ____ day of November, 1999.

                                                   /s/ Russell D. Phillips, Jr.,
                                                   -----------------------------
                                                   Russell D. Phillips, Jr.,
                                                   Secretary


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